THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

(the “Fund”)

Supplement dated January 19, 2005

to the Prospectus dated May 1, 2004

Thefollowing information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s Prospectus dated May 1, 2004:

Managers Special Equity Fund

The Board of Trustees has approved the appointment of Veredus Asset Management LLC (“Veredus”), located at 6060 Dutchman’s Lane, Louisville, Kentucky, to replace Essex Investment Management Company LLC (“Essex”) as a Subadvisor of the Fund effective as of January 18, 2005. Donald Smith & Co., Inc., Kern Capital Management LLC, Skyline Asset Management L.P. and Westport Asset Management, Inc. remain as the other Subadvisors for the Fund.

As of December 31, 2004, Veredus had approximately $1.9 billion in assets under management. Veredus provides investment services to many public and private institutions. The portion of the assets of the Fund managed by Veredus will be managed by a ten-person investment team consisting of three Portfolio Managers and seven Research Analysts. The three Portfolio Managers have an average of 18 years experience managing small-cap growth stocks. The Portfolio Managers are: B. Anthony Weber, who joined Veredus in 1998 and is President/Chief Investment Officer; Charles P. McCurdy Jr., who joined Veredus in 1998 and is CFA Executive Vice President; and Charles F. Mercer Jr., who joined Veredus in 1998 and is CFA Vice President.

All references to Essex under the heading “Portfolio Management of the Fund” shall now refer to Veredus.

January 19, 2005